Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         39
Due Period                                             01-Dec-98
Distribution Date                                      14-Jan-99
Payment Date                                           15-Jan-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                   -9.00%
Annualized Portfolio Yield                                 9.44%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
                           30 -   59 days  ($)      205909264.44
                            30 -   59 days (%)             4.91%
                            60 -   89 days ($)       79369653.42
                            60 -   89 days (%)             1.89%
                             90 - 119 days ($)       48401843.01
                             90 - 119 days (%)             1.15%
                            120 - 149 days ($)        39492873.7
                            120 - 149 days (%)             0.94%
                            150 - 179 days ($)       39217232.75
                            150 - 179 days (%)             0.94%
                            180 - 209 days ($)       37373859.34
                            180 - 209 days (%)             0.89%
                            210 - 239 days ($)       33991604.27
                            210 - 239 days (%)             0.81%
                            240 - 269 days ($)       33156404.08
                            240 - 269 days (%)             0.79%
                            270 - 299 days ($)        33479550.4
                            270 - 299 days (%)             0.80%
                                300+ days  ($)        7547953.85
                                 300+ days (%)             0.18%


Additional Balances on Existing Credit Lines       59,513,951.21
(draws - principal only)
Principal Collections                             120,434,397.45
Defaulted Receivables                              32,144,168.14
Finance Charge  & Administrative Collections       64,063,680.06
Recoveries                                          1,782,117.00


Average Principal Balance                       4,284,172,477.35
Personal Homeowner Lines as % of Total                    27.02%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                                   22
Distribution Date:                                     14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning:                           01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                 8.40%
Invested Amount
OC Balance as % of Ending Participation                    8.61%
Invested Amount
OC Balance as % of Ending Participation                    8.17%
Invested Amount (3 month average)
Does Early Amortization Start Based on                      0.00
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00

Interest Allocation Percentage Calculation:
Numerator                                         576,829,598.98
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Applicable Interest Allocation Percentage                 13.46%

Principal Allocation Percentage Calculation:
Numerator                                         576,829,598.98
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,227,283,806.94
Numerators
Applicable Principal Allocation Percentage                13.46%

Default Allocation Percentage Calculation:
Numerator                                         576,829,598.98
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Default Allocation Percentage (Floating                   13.46%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount              12,690,251.18
Series Participation Interest Default Amount        4,327,955.45
(Sec. 4.11 (a)(iii))
Excess of (i) 2.2% of Part. Inv. Amt.  over         8,362,295.73
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                            8,362,295.73

Investor Principal Collections                      8,362,295.73
Investor Finance Charge and Admin. Collections      8,865,610.55
(4.11a)
Investor Allocated Defaulted Amounts                4,327,955.45

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal          576,829,598.98
Balance
Beginning Participation Invested Amount           576,829,598.98
Ending Participation Unpaid Principal Balance     564,139,347.80
Ending Participation Invested Amount              564,139,347.80

Beginning Participation Unpaid Principal            3,104,464.86
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts         2,638,764.96
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 75bps per             120,172.83
annum prior to 4/98, 25bps per annum
thereafter
Participation Interest Distribution Amount          3,104,464.86

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections      8,865,610.55
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.              0.00
4.11 (a)(i)
Series Participation Interest  Monthly              3,104,464.86
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount        4,327,955.45
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.            961,382.67
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            471,807.58

Reconciliation Check                                        0.00

Series Participation Interest Monthly              12,690,251.18
Principal

Beginning Unreimbursed Participation Interest               0.00
Charge-Offs
Series Participation Interest Charge-Offs                   0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                  0.00
Charge-Offs

Available Investor Principal Collections           12,690,251.18
Participation Interest Distribution Amount          3,104,464.86
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS                                    0.00
Note Interest and Certificate Yield Amounts         2,638,764.96
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                       465,699.90
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00

+Available Investor Principal Collections          12,690,251.18
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover                   0.00
Charge Offs

Optimum Monthly Principal                          12,690,251.18
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                         120,172.83

Beginning Class A-1 Security Balance              338,799,975.76
Beginning Class A-2 Security Balance               48,000,000.00
Beginning Class A-3 Security Balance               62,400,000.00
Beginning Class B Security Balance                 45,600,000.00
Beginning Certificate Security Balance             33,600,000.00
Beginning Overcollateralization Amount plus        48,549,796.05
APP
Beginning Class A-1 Adjusted Balance              338,799,975.76
Beginning Class A-2 Adjusted Balance               48,000,000.00
Beginning Class A-3 Adjusted Balance               62,400,000.00
Beginning Class B Adjusted Balance                 45,600,000.00
Beginning Certficate Adjusted Balance              33,600,000.00
Beginning Overcollateralization Amount plus        48,549,796.05
APP
Class A-1 Balance After Payment pursuant to       326,109,724.58
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to        48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to        62,400,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to          45,600,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to 33,600,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance       16,000,000.00
Class A-3 Minimum Adjusted Principal Balance       20,800,000.00
Class B Minimum Adjusted Principal Balance         15,200,000.00
Certificate Minimum Adjusted Principal Balance     11,200,000.00
Minimum Overcollateralization Amount               13,600,000.00
Certificate Minimum Balance Target                  5,698,371.55
Scheduled Certificate Payment to Certificate       27,901,628.45
Minimum Balance Target
Class A-1 Targeted Balance                        293,352,460.86
Class A-2 Targeted Balance                         23,656,671.05
Class A-3 Targeted Balance                         48,994,786.27
Class B Targeted Balance                           40,188,024.31
Certificate Targeted Balance                       34,077,778.65
Class A-1:  Payment Required to get to Target      45,447,514.91
Class A-2: Payment Required to get to Target 24,343,328.95 or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target 13,405,213.73 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or       5,411,975.69
Minimum Adjusted Balance
Certificate: Payment Required to get to Target              0.00
or Minimum Adjusted Balance
OC: Payment to get to Minimum                      34,949,796.05
Overcollateralization Amount

Section 3.05 Payment of Principal and                       0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                   15,794,716.04

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -        1,651,410.56
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -         239,132.76
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -         316,245.92
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -           242,882.79
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield        189,092.93
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal         12,690,251.18
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                   0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid               0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal               0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                      0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal             120,172.83
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                   0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                   0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                   0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                   0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                     0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                     0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                   0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                   0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                     0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                  0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                  0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05          345,527.07
(a)(vii)

Total Reconciliation Check                                  0.00
(should equal $0.00)
Accelerated Principal Reconciliation                        0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                    0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance         338,799,975.76
Beginning Class A-2 Note Security Balance          48,000,000.00
Beginning Class A-3 Note Security Balance          62,400,000.00
Beginning Class B     Note Security Balance        45,600,000.00
Beginning Certificate Security Balance             33,600,000.00
Beginning Overcollateralization Amount             48,429,623.22
Beginning Class A-1 Adjusted Balance              338,799,975.76
Beginning Class A-2 Adjusted Balance               48,000,000.00
Beginning Class A-3 Adjusted Balance               62,400,000.00
Beginning Class B    Adjusted Balance              45,600,000.00
Beginning Certficate  Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount             48,429,623.22
Ending Class A-1 Note Security Balance            325,989,551.75
Ending Class A-2 Note Security Balance             48,000,000.00
Ending Class A-3 Note Security Balance             62,400,000.00
Ending Class B    Note Security Balance            45,600,000.00
Ending Certificate Security Balance                33,600,000.00
Ending Overcollateralization Amount                48,549,796.05
Ending Class A-1 Adjusted Balance                 325,989,551.75
Ending Class A-2 Adjusted Balance                  48,000,000.00
Ending Class A-3 Adjusted Balance                  62,400,000.00
Ending Class B    Adjusted Balance                 45,600,000.00
Ending Certficate  Adjusted Balance                33,600,000.00
Ending Overcollateralization Amount                48,549,796.05
Class A-1 Note Rate Capped at 12.5%                    5.660470%
Class A-2 Note Rate Capped at 14.0%                    5.785470%
Class A-3 Note Rate Capped at 14.0%                    5.885470%
Class B    Note Rate Capped at 14.0%                   6.185470%
Certificate Rate Capped at 15.0%                       6.535470%
Class A-1 Interest Due                              1,651,410.56
Class A-2 Interest Due                                239,132.76
Class A-3 Interest Due                                316,245.92
Class B Interest Due                                  242,882.79
Certificate Yield  Due                                189,092.93
Class A-1 Interest Paid                             1,651,410.56
Class A-2 Interest Paid                               239,132.76
Class A-3 Interest Paid                               316,245.92
Class B Interest Paid                                 242,882.79
Certificate Yield Paid                                189,092.93
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B     Unpaid Interest                                 0.00
Certificate Unpaid Yield                                    0.00
Class A-1 Principal Paid                           12,810,424.01
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                    0.00
Class B    Principal Paid                                   0.00
Certificate    Principal Paid                               0.00
OC           Principal Paid                                 0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B    Net Charge-Off                         0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated            120,172.83
Principal Payments
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B     Net Charge-Off                           0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Bond Balance Reconciliation    (should equal              (0.00)
$0.00)

Certificate Balance/Participation Invested                5.825%
Amount (Beginning of Month)

Designated Certificate / Certificate Security             1.000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month          336,000.00
Principal Payments in Respect of  Designated                0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month                336,000.00
Yield Payments in Respect of Designated                 1,890.93
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated            7,629,623.22
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         120,172.83
Payments to Holder of Designated Certificate                0.00
in respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated            7,749,796.05
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount       40,800,000.00
(Beginning of Month)
Payments to Designated Certificates in                      0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount       40,800,000.00
(End of Month)

Remaining Payments to Designated Certificates               0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))         345,527.07

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                      14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning                            01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99


Ending Pool Principal Balance                   4,191,310,005.07
Series 1997-1 Participation Invested Amount       564,139,347.80
Seller Amount                                      65,723,355.27
Remittances on the Participation                   15,794,716.04
Optimum Monthly Principal                          12,690,251.18
Accelerated Principal Payment                         120,172.83
Beginning Class A-1 Note Security Balance         338,799,975.76
Beginning Class A-2 Note Security Balance          48,000,000.00
Beginning Class A-3 Note Security Balance          62,400,000.00
Beginning Class B Note Security Balance            45,600,000.00
Beginning Certificate Security Balance             33,600,000.00
Beginning Overcollateralization Amount             48,429,623.22
Beginning Class A-1 Adjusted Balance              338,799,975.76
Beginning Class A-2 Adjusted Balance               48,000,000.00
Beginning Class A-3 Adjusted Balance               62,400,000.00
Beginning Class B Adjusted Balance                 45,600,000.00
Beginning Certificate  Adjusted Balance            33,600,000.00
Beginning Overcollateralization Amount             48,429,623.22
Ending Class A-1 Note Security Balance            325,989,551.75
Ending Class A-2 Note Security Balance             48,000,000.00
Ending Class A-3 Note Security Balance             62,400,000.00
Ending Class B Note Security Balance               45,600,000.00
Ending Certificate Security Balance                33,600,000.00
Ending Overcollateralization Amount                48,549,796.05
Ending Class A-1 Adjusted Balance                 325,989,551.75
Ending Class A-2 Adjusted Balance                  48,000,000.00
Ending Class A-3 Adjusted Balance                  62,400,000.00
Ending Class B Adjusted Balance                    45,600,000.00
Ending Certificate  Adjusted Balance               33,600,000.00
Ending Overcollateralization Amount                48,549,796.05
Class A-1 Note Rate Capped at 12.5%                    5.660470%
Class A-2 Note Rate Capped at 14.0%                    5.785470%
Class A-3 Note Rate Capped at 14.0%                    5.885470%
Class B    Note Rate Capped at 14.0%                   6.185470%
Certificate Rate Capped at 15.0%                       6.535470%
Class A-1 Interest Due                              1,651,410.56
Class A-2 Interest Due                                239,132.76
Class A-3 Interest Due                                316,245.92
Class B Interest Due                                  242,882.79
Certificate Yield  Due                                189,092.93
Class A-1 Interest Paid                             1,651,410.56
Class A-2 Interest Paid                               239,132.76
Class A-3 Interest Paid                               316,245.92
Class B Interest Paid                                 242,882.79
Certificate Yield Paid                                189,092.93
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B Unpaid Interest                                     0.00
Cetificate Unpaid Yield                                     0.00
Class A-1 Principal Paid                           12,810,424.01
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                    0.00
Class B Principal Paid                                      0.00
Certificate  Principal Paid                                 0.00
OC Principal Paid                                           0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B Net Charge-Off                            0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated            120,172.83
Principal Payments
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B Net Charge-Off                               0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Interest paid per $1,000 Class A-1                      2.263446
Principal paid per $1,000 Class A-1                    17.558147
Interest paid per $1,000 Class A-2                      4.981933
Principal paid per $1,000 Class A-2                     0.000000
Interest paid per $1,000 Class A-3                      5.068044
Principal paid per $1,000 Class A-3                     0.000000
Interest paid per $1,000 Class B                        5.326377
Principal paid per $1,000 Class B                       0.000000
Yield Paid per $1,000 Certificate                       5.627766
Principal Paid per $1,000 Certificate                   0.000000


Bloomberg Summary
Household Consumer Loan Trust 1997-1


Due Period                                                Dec-98
Monthly Payment Rate (including charge offs)               3.56%
Monthly Draw Rate                                          1.39%
Monthly Net Payment Rate                                   2.17%
Actual Payment Rate                                        2.20%

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                    9.00%
Annualized Portfolio Yield                                 9.44%
Weighted Coupon                                            5.80%
Excess Servicing                                           3.64%


Ending Overcollateralization Percentage (3 mo              8.39%
avg)
Trigger Level                                              4.25%
Excess Overcollateralization                               4.14%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              4.91%
      60-89 days (Del Stat 2)                              1.89%
      90+ days (Del Stat 3+)                               6.51%

Total Participation Balance (ending)              564,139,347.80